Business Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Preliminary allocation of the purchase price to fair value of assets acquired and liabilities assumed
The following summarizes the allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The allocation is subject to change as we obtain additional information during the acquisition measurement period, in particular, the estimated value assigned to oil and natural gas properties and equipment, goodwill and deferred tax liability.

Purchase Price Allocation
(In thousands)
Cash and short-term investments	$2,300
Receivables	9,144
Oil and natural gas properties and equipment	140,514
Other properties and equipment	67
Goodwill and other intangible assets	58,396
Other	676
Total assets acquired	211,097
Accounts payable and accrued liabilities	29,927
Deferred tax liability	24,700
Other liabilities	1,255
Total liabilities assumed	55,882
Estimated fair value of net assets acquired	$155,215

Results of our Consolidated Operations
The following unaudited pro forma information for the year 2012 and 2011 represents the results of our consolidated operations as if the acquisition of Credo had occurred on January 1, 2011. This information is based on historical results of operations, adjusted for certain estimated accounting adjustments and does not purport to represent our actual results of operations if the transaction would have occurred on January 1, 2011, nor is it necessarily indicative of future results.

	For the Year
	2012	2011
	(In thousands)
Revenues	$190,634	$152,340
Net income	21,583	(2,639)